EXHIBIT 99.13
POWERS OF ATTORNEY FOR METROPOLITAN LIFE INSURANCE COMPANY

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Cheryl W. Grise
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grise, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;

      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   . New England Life Retirement Investment Account (SEC File No. 811-03285) File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Cheryl W. Grise
--------------------------
Cheryl W. Grise

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Carlos M. Gutierrez
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Carlos M. Gutierrez, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Carlos M. Gutierrez
--------------------------
Carlos M. Gutierrez

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Gerald L. Hassell
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gerald L. Hassell, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Gerald L. Hassell
--------------------------
Gerald L. Hassell

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                David L. Herzog
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, David L. Herzog, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ David L. Herzog
--------------------------
David L. Herzog

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                               R. Glenn Hubbard
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ R. Glenn Hubbard
--------------------------
R. Glenn Hubbard

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                             Edward J. Kelly, III
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Edward J. Kelly, III, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   . New England Life Retirement Investment Account (SEC File No. 811-03285) File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Edward J. Kelly, III
--------------------------
Edward J. Kelly, III

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              William E. Kennard
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, William E. Kennard, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ William E. Kennard
--------------------------
William E. Kennard

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                James M. Kilts
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ James M. Kilts
--------------------------
James M. Kilts

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Catherine R. Kinney
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Catherine R. Kinney
--------------------------
Catherine R. Kinney

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Diana McKenzie
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Diana McKenzie, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
      (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Diana McKenzie
--------------------------
Diana McKenzie

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Denise M. Morrison
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Denise M. Morrison, a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Denise M. Morrison
--------------------------
Denise M. Morrison

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Edward Spehar, Jr.
                    Executive Vice President and Treasurer

KNOW ALL MEN BY THESE PRESENTS, that I, Edward Spehar, Jr., a Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)
   .  New England Life Retirement Investment Account (SEC File No. 811-03285)

      File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Edward Spehar, Jr.
--------------------------
Edward Spehar, Jr.

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Steven A. Kandarian
           Chairman, President, Chief Executive Officer and Director

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Kandarian, Chairman, President, Chief Executive Officer and Director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   . New England Life Retirement Investment Account (SEC File No. 811-03285) File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Steven A. Kandarian
--------------------------
Steven A. Kandarian

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                John McCallion
             Executive Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John McCallion, Executive Vice
President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr
Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   . New England Life Retirement Investment Account (SEC File No. 811-03285) File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ John McCallion
--------------------------
John McCallion

                      METROPOLITAN LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                 Tamara Schock
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Tamara Schock, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Heather Harker, Piotr Urbanik and Lawrence Wolff as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the registration statements to be filed on Forms N-4, N-6, S-6 and S-3, as the case may be (the "Registration Statements") and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .  Metropolitan Life Separate Account E (SEC File No. 811-04001)
      File No. 002-90380 Preference Plus Account (APPA and BPPA), Enhanced
        Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet;
      File No. 333-43970 MetLife Income Security Plan;
      File No. 333-52366 Preference Plus Select;
      File No. 333-69320 MetLife Asset Builder VA;
      File No. 333-80547 MetLife Settlement Plus;
      File No. 333-83716 MetLife Financial Freedom Select B, L and C Class and
        MetLife Financial Freedom Select e and e Bonus Class;
      File No. 333-122883 Preference Plus Income Advantage;
      File No. 333-122897 MetLife Personal IncomePlus;
      File No. 333-153109 Preference Premier Variable Annuity;
      File No. 333-160722 Zenith Accumulator;
      File No. 333-162586 MetLife Growth and Guaranteed Income Variable Annuity; File No. 333-176654 Preference Premier Variable Annuity;
      File No. 333-190296 Gold Track Select;
      File No. 333-198314 MetLife Accumulation Annuity;
      File No. 333-198448 MetLife Investment Portfolio Architect/SM/
        (Standard Version and C Share Option);
   .  Metropolitan Life Separate Account UL (SEC File No. 811-06025)
      File No. 033-32813 MetLife UL II;
      File No. 033-47927 Equity Advantage VUL and UL II;
      File No. 033-57320 MetFlex;
      File No. 033-91226 Group VUL;
      File No. 333-40161 Equity Additions and Equity Enricher;
      File No. 333-147508 Equity Advantage VUL;
   . Metropolitan Life Variable Annuity Separate Account II (SEC File No 811-08628)
      File No. 333-138113 Flexible Premium Variable Annuity;
      File No. 333-138115 Flexible Premium Deferred Variable Annuity;
      File No. 333-161093 Flexible Premium Variable Annuity (B);
      File No. 333-161094 Flexible Premium Deferred Variable Annuity (B)

   . New England Life Retirement Investment Account (SEC File No. 811-03285) File No. 333-11133 Preference
   .  New England Variable Annuity Fund I (SEC File No. 811-01930)
      File No. 333-11137
   .  Paragon Separate Account A (SEC File No. 811-05382)
      File No. 333-133674 AFIS;
      File No. 333-133699 Group America Plus
   .  Paragon Separate Account B (SEC File No. 811-07534)
      File No. 333-133671 DWS C, Met Flex GVUL C, Multi Manager C, Morgan
        Stanley product, Putnam product, MFS product and Multi Manager III; File No. 333-133675 DWS D, Met Flex GVUL D, Multi Manager D, and Multi
        Manager II
   .  Paragon Separate Account C (SEC File No. 811-07982)
      File No. 333-133673 Fidelity C;
      File No. 333-133678 Fidelity D
   .  Paragon Separate Account D (SEC File No. 811-08385)
      File No. 333-133672 Individual Variable Life;
      File No. 333-133698 Joint Survivor VUL
   . Security Equity Separate Account Twenty-Six (SEC File No. 811-08888) File No. 333-110183 Variable Annuity
   . Security Equity Separate Account Twenty-Seven (SEC File No. 811-08892) File No. 333-110184 Variable Annuity
   .  Separate Account No. 13S (SEC File No. 811-08938)
      File No. 333-110185 LCL2 Flexible Premium Variable Life

   and the
   Registered Fixed Account Option for Gold Track Select
   Fixed Annuity (also marketed as "Strategic Value Annuity") Filed on Form S-3 and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have hereunto set my hand this 22 day of April, 2019.

/s/ Tamara Schock
--------------------------
Tamara Schock